JPMorgan China Region Fund, Inc.

J.P.Morgan
Asset Management

Benchmark[A]

80 % MSCI Golden Dragon Index (Net)
20 % CSI 300 Index (Net)

Investment objective

Long term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, Taiwan and Macau.

Fund statistics

Fund manager	**Emerson Yip**
Listed	New York Stock Exchange
Net Assets (as at 30/06/15)	USD 144.88m
Launch date	16th July 1992
Dividends (Ex-dividend date)	USD 0.1270 (10 December 2014)
Actual Leverage[B]	**9.4%**

Market capitalization breakdown (as at 30/06/15)

(Large Cap > USD 2bn, Mid Cap USD 500m - USD 2bn, Small Cap < USD 500m)



100
80
60
40
20
0
92.0
97.5
7.8
2.5
0.2
0.0
Fund Bmark
Fund Bmark
Fund Bmark
Large Cap
162 Stocks
Mid Cap
21 Stocks
Small Cap
1 Stocks

Total number of stocks in the Fund's portfolio: 184

Performance data (as at 30/06/15)



400
350
300
250
200
150
100
50
0
06/95 06/97 06/99 06/01 06/03 06/05 06/07 06/09 06/11 06/13 06/15
Share price
Net asset value
Benchmark[A]

Cumulative performance (as at 30/06/15)

%	1 mth	3 mths	2015 YTD	1 year	3 year	5 year	10 years
Share price	**-6.9**	**4.3**	**11.4**	**25.0**	**59.3**	**62.5**	**191.0**
Net asset value	**-5.7**	**7.9**	**15.9**	**31.1**	**68.9**	**66.5**	**172.6**
Benchmark[A]	-5.0	5.8	14.5	31.1	60.2	68.1	165.7

Rolling 12 month performance (as at 30/06/15)

%	2015/2014	2014/2013	2013/2012	2012/2011	2011/2010
Share price	**25.0**	**16.1**	**9.7**	**-20.0**	**27.5**
Net asset value	**31.1**	**15.0**	**12.0**	**-20.3**	**23.6**
Benchmark[A]	31.1	13.7	7.6	-13.8	21.8

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment management fees, administrative and custodial charges, bank loan expenses and assumes the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Top 10 holdings (as at 30/06/15)

Holding	Fund %	Benchmark[A] weight
Tencent Holdings	5.1	4.3
Taiwan Semiconductor Manufacturing	4.7	4.7
China Construction Bank*	4.3	3.3
Ping An Insurance*	3.6	2.2
AIA Group	3.5	3.3
China Merchants Bank*	2.3	1.1
China Petroleum & Chemical	1.8	1.0
CK Hutchison Holdings	1.7	1.6
China Pacific Insurance*	1.6	0.7
Fubon Financial Holding	1.6	0.5
Sub-Total	30.2	22.7

* Denotes China A-share holding

Sector (as at 30/06/15)

Fund %	Sector	Active %
40.0%	Financials	-0.8%
19.8%	Information Technology	0.7%
9.5%	Industrials	0.1%
8.1%	Consumer Discretionary	1.6%
4.4%	Health Care	2.6%
3.8%	Utilities	-0.9%
3.7%	Telecommunication Services	-1.8%
3.0%	Consumer Staples	-0.3%
2.8%	Energy	-1.7%
2.5%	Materials	-1.9%
2.4%	Liquidity	2.4%
100.0%	Total	

[A] On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund's benchmark was changed to a net, rather than gross, basis.

Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13.

[B] Actual leverage represents the excess amount above shareholders' funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders' funds. If the amount calculated is negative, this represents a net cash position.

Fund information

Share price	USD 18.83
NAV per share	USD 22.47
Discount (-) / Premium	
Current	-16.2%
Shares in issue	6,447,637

Fund code

Bloomberg	JFC US
ISIN	US46614T1079
Sedol	2471392

Portfolio

(as at 30/06/15)

Fund %		Active %
23.6%	China - 'A' Shares	3.6%
19.9%	Hong Kong	2.3%
19.5%	China - Hong Kong 'H'	-3.4%
15.6%	Taiwan	-5.4%
9.9%	China - Hong Kong 'P Chip'	1.4%
7.9%	China - Hong Kong 'Red Chip'	-1.9%
0.6%	China - Others	0.6%
0.3%	China - 'B' Shares	0.1%
0.3%	China - Singapore Listed	0.3%
2.4%	Net Liquidity	2.4%
100.0%	Total	0.1%

Portfolio review

(as at 30/06/15)

All three Greater China markets fell due to a confluence of negative regulatory, technical and macro factors. Mainland markets corrected sharply as regulators increased scrutiny on margin lending practices and levels while continuing to approve new equity offerings, impacting both supply of, and demand for, equities. China cut both interest rates and required reserve ratios in response to both the market sell-down and a continued lackluster economy. At the global macro level, an impasse between Greece and its creditors raised risks of a Greek exit from the Eurozone and a knock-on impact on financial markets, resulting in a global sell-off. The MSCI China Index led declines while The MSCI Hong Kong and Taiwan Index comparatively outperformed (but fell in absolute terms). The Fund underperformed due to our overweight in certain Chinese consumer stocks.

Market outlook

(as at 30/06/15)

With its recent easing moves, China's government continues to show that it is targeting the equity market as an instrument of both stimulus and economic reform. After the correction, valuations for certain secular growth names have become attractive; we are selectively buying while being mindful of extremely high volatility given the interplay between government liquidity support and profit-taking or perceived loss avoidance. We are reducing exposure in Taiwan and Hong Kong to fund this buying.

Further information

Investment Adviser:	JF International Management Inc.
Website:	www.jpmchinaregionfund.com
Administration:	Lucy Dina +44 (0)20 7742 3735
US Representative:	Khimmara Greer +1 (617) 624 6329

Full portfolio holdings

(as at 30/06/15)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Consumer Discretionary	**13,179,895**	**8.1**
CHOW TAI FOOK JEWELLERY GROUP LTD COMMON STOCK HKD	931,387	0.6
CHONGQING CHANGAN AUTOMOBILE CO LTD COMMON STOCK	869,209	0.5
SAMSONITE INTERNATIONAL SA COMMON STOCK HKD 0.01	787,244	0.5
TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0	740,549	0.5
MELCO CROWN ENTERTAINMENT LTD ADR USD 0.01	704,874	0.4
CHINA HARMONY NEW ENERGY AUTO HOLDING LTD COMMON	644,994	0.4
FUYAO GLASS INDUSTRY GROUP CO LTD COMMON STOCK HKD	629,765	0.4
XINYI GLASS HOLDINGS LTD COMMON STOCK HKD 0.1	586,783	0.4
LIFESTYLE INTERNATIONAL HOLDINGS LTD COMMON STOCK	560,244	0.3
GREE ELECTRIC APPLIANCES INC OF ZHUHAI COMMON	474,031	0.3
MAN WAH HOLDINGS LTD COMMON STOCK HKD 0.4	464,166	0.3
MIDEA GROUP CO LTD COMMON STOCK CNY 1	423,841	0.3
JOHNSON HEALTH TECH CO LTD COMMON STOCK TWD 10	418,955	0.3
SUNING COMMERCE GROUP CO LTD COMMON STOCK CNY 1	407,605	0.2
CHINA MAPLE LEAF EDUCATIONAL SYSTEMS LTD COMMON	391,354	0.2
QINGDAO HAIER CO LTD COMMON STOCK CNY 1	390,314	0.2
VIPSHOP HOLDINGS LTD ADR USD 0.0001	360,450	0.2
TCL CORP COMMON STOCK CNY 1	341,679	0.2
ZHEJIANG HUACE FILM & TV CO LTD COMMON STOCK CNY 1	310,668	0.2
SANDS CHINA LTD COMMON STOCK HKD 0.01	307,077	0.2
JANUS DONGGUAN PRECISION COMPONENTS CO LTD COMMON	295,567	0.2
CHINA SOUTH PUBLISHING & MEDIA GROUP CO LTD COMMON	271,551	0.2
CHINA INTL TRAVEL SERVICE CORP LTD 'A'CNY1	267,830	0.2
PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD	257,133	0.2
SAIC MOTOR CORP LTD COMMON STOCK CNY 1	241,271	0.1
HUAYU AUTOMOTIVE SYSTEMS CO LTD COMMON STOCK CNY 1	226,893	0.1
FUYAO GROUP GLASS IND 'A'CNY1	188,783	0.1
BEIJING GEHUA CATV NETWORK CO LTD COMMON STOCK CNY	184,906	0.1
SHENZHEN TEMPUS GLOBAL TRAVEL HOLDINGS LTD COMMON	179,007	0.1
GUANGDONG ADVERTISING CO LTD COMMON STOCK CNY 1	173,313	0.1
FAW CAR CO LTD COMMON STOCK CNY 1	148,453	0.1
Consumer Staples	**4,903,075**	**3.0**
CHINA MENGNIU DAIRY CO LTD COMMON STOCK HKD 0.1	1,161,761	0.7
PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10	1,026,819	0.6
INNER MONGOLIA YILI INDUSTRIAL GROUP CO LTD COMMON	891,534	0.5
KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0	614,936	0.4
LUZHOU LAOJIAO CO LTD COMMON STOCK CNY 1	465,406	0.3
YONGHUI SUPERSTORES CO LTD COMMON STOCK CNY 1	292,507	0.2
HENGAN INTERNATIONAL GROUP CO LTD COMMON STOCK HKD	261,393	0.2
HEILONGJIANG AGRICULTURE CO LTD COMMON STOCK CNY 1	188,718	0.1
Energy	**4,489,441**	**2.8**
CHINA PETROLEUM & CHEMICAL CORP COMMON STOCK HKD 1	2,940,767	1.8
CNOOC LTD COMMON STOCK HKD 0	1,325,412	0.8
CHINA SHENHUA ENERGY CO LTD COMMON STOCK CNY 1	223,261	0.2
Financials	**64,909,838**	**40.0**
CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1	6,697,711	4.1
PING AN INSURANCE GROUP CO OF CHINA LTD COMMON	5,767,844	3.5
AIA GROUP LTD COMMON STOCK HKD 0	5,698,576	3.5
CHINA PACIFIC INSURANCE GROUP CO LTD COMMON STOCK	2,614,463	1.6
FUBON FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10	2,604,869	1.6
CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1	2,495,707	1.5
HONG KONG EXCHANGES AND CLEARING LTD COMMON STOCK	2,217,023	1.4
CHINA VANKE CO LTD COMMON STOCK HKD 1	2,030,937	1.2
HONGKONG LAND HOLDINGS LTD COMMON STOCK USD 0.1	1,787,600	1.1
BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0	1,764,686	1.1
CHINA MINSHENG BANKING CORP LTD COMMON STOCK HKD 1	1,714,272	1.1
CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD	1,692,203	1.0
AGRICULTURAL BANK OF CHINA LTD COMMON STOCK HKD 1	1,630,547	1.0

Full portfolio holdings (cont'd)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Financials continued		
SUNAC CHINA HOLDINGS LTD COMMON STOCK HKD 0.1	1,283,650	0.8
E.SUN FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10	1,273,238	0.8
CHINA CITIC BANK CORP LTD COMMON STOCK HKD 1	1,246,914	0.8
CHINA MERCHANTS BANK CO LTD COMMON STOCK CNY 1	1,195,414	0.7
SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0	1,118,022	0.7
CHAILEASE HOLDING CO LTD COMMON STOCK TWD 10	1,101,972	0.7
HAITONG SECURITIES CO LTD COMMON STOCK CNY 1	1,096,855	0.7
CITIC SECURITIES CO LTD COMMON STOCK CNY 1	1,023,010	0.6
LINK REIT/THE REIT HKD 0	995,672	0.6
HANG SENG BANK LTD COMMON STOCK HKD 0	979,178	0.6
INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1	935,523	0.6
BANK OF COMMUNICATIONS CO LTD COMMON STOCK CNY 1	929,907	0.6
KERRY PROPERTIES LTD COMMON STOCK HKD 1	878,482	0.5
SHANGHAI PUDONG DEVELOPMENT BANK CO LTD COMMON	871,932	0.5
CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON	845,752	0.5
DAH SING FINANCIAL HOLDINGS LTD COMMON STOCK HKD 0	788,306	0.5
PING AN BANK CO LTD COMMON STOCK CNY 1	739,080	0.5
CHINA MINSHENG BANKING CORP LTD COMMON STOCK CNY 1	655,453	0.4
CHINA CINDA ASSET MANAGEMENT CO LTD COMMON STOCK	642,019	0.4
NEW WORLD DEVELOPMENT CO LTD COMMON STOCK HKD 0	641,104	0.4
YUEXIU REAL ESTATE INVESTMENT TRUST REIT HKD 0	613,655	0.4
WHEELOCK & CO LTD COMMON STOCK HKD 0	613,039	0.4
POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1	479,655	0.3
CHAMPION REIT REIT HKD 0	479,223	0.3
HUATAI SECURITIES CO LTD COMMON STOCK HKD	475,771	0.3
CHINA VANKE CO LTD COMMON STOCK CNY 1	469,482	0.3
GREAT EAGLE HOLDINGS LTD COMMON STOCK HKD 0.5	440,572	0.3
AGRICULTURAL BANK OF CHINA LTD COMMON STOCK CNY 1	435,376	0.3
HUATAI SECURITIES CO LTD COMMON STOCK CNY 1	363,679	0.2
GF SECURITIES CO LTD COMMON STOCK CNY 1	340,426	0.2
HSBC HOLDINGS PLC COMMON STOCK GBP 0.5	316,263	0.2
CHINA CONSTRUCTION BANK CORP COMMON STOCK CNY 1	310,450	0.2
CHINA MERCHANTS SECURITIES CO LTD COMMON STOCK CNY	287,599	0.2
FINANCIAL STREET HOLDINGS CO LTD COMMON STOCK CNY	280,276	0.2
CHINA FORTUNE LAND DEVELOPMENT CO LTD COMMON STOCK	270,077	0.2
HUAXIA BANK CO LTD COMMON STOCK CNY 1	245,283	0.1
BEIJING CAPITAL DEVELOPMENT CO LTD COMMON STOCK	233,309	0.1
AVIC CAPITAL CO LTD COMMON STOCK CNY 1	186,663	0.1
CHINA LIFE INSURANCE CO LTD COMMON STOCK CNY 1	111,118	0.1
Health Care	**7,147,219**	**4.4**
SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025	1,476,866	0.9
PHOENIX HEALTHCARE GROUP CO LTD COMMON STOCK HKD	1,136,769	0.7
CSPC PHARMACEUTICAL GROUP LTD COMMON STOCK HKD 0	974,355	0.6
IKANG HEALTHCARE GROUP INC ADR USD 0.01	677,442	0.4
JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1	503,465	0.3
TASLY PHARMACEUTICAL GROUP CO LTD COMMON STOCK CNY	436,911	0.3
KANGMEI PHARMACEUTICAL CO LTD COMMON STOCK CNY 1	289,353	0.2
HUALAN BIOLOGICAL ENGINEERING INC COMMON STOCK CNY	251,412	0.2
SHINVA MEDICAL INSTRUMENT CO LTD COMMON STOCK CNY	215,572	0.1
HUMANWELL HEALTHCARE GROUP CO LTD COMMON STOCK CNY	208,522	0.1
CACHET PHARMACEUTICAL CO LTD COMMON STOCK CNY 1	190,727	0.1
AIER EYE HOSPITAL GROUP CO LTD COMMON STOCK CNY 1	189,710	0.1
ZHEJIANG HUAHAI PHARMACEUTICAL CO LTD COMMON STOCK	173,863	0.1
SEARAINBOW HOLDING CORP COMMON STOCK CNY 1	161,990	0.1
INNER MONGOLIA FURUI MEDICAL SCIENCE CO LTD COMMON	159,634	0.1
SHANGHAI KINGSTAR WINNING SOFTWARE CO LTD COMMON	100,629	0.1

Full portfolio holdings (cont'd)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Industrials	**15,388,290**	**9.5**
CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1	2,821,216	1.8
CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK	1,658,701	1.0
CAR INC COMMON STOCK HKD 0.00001	1,104,747	0.7
ORIENT OVERSEAS INTERNATIONAL LTD COMMON STOCK HKD	956,525	0.6
SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0	812,447	0.5
CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD	804,858	0.5
CHINA SHIPBUILDING INDUSTRY CO LTD COMMON STOCK	648,231	0.4
CHINA MACHINERY ENGINEERING CORP COMMON STOCK HKD	537,090	0.3
SUZHOU GOLD MANTIS CONSTRUCTION DECORATION CO LTD	484,153	0.3
CHINA STATE CONSTRUCTION ENGINEERING CORP LTD	466,357	0.3
SPRING AIRLINES CO LTD COMMON STOCK CNY 1	435,144	0.3
CHINA RAILWAY CONSTRUCTION CORP LTD COMMON STOCK	384,890	0.2
CHINA SOUTHERN AIRLINES CO LTD COMMON STOCK CNY 1	382,200	0.2
AVIC AIRCRAFT CO LTD COMMON STOCK CNY 1	368,262	0.2
SHANGHAI INTERNATIONAL AIRPORT CO LTD COMMON STOCK	368,070	0.2
CHINA COMMUNICATIONS CONSTRUCTION CO LTD COMMON	341,798	0.2
DAQIN RAILWAY CO LTD COMMON STOCK CNY 1	321,464	0.2
BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK	291,119	0.2
CRRC CORP LTD COMMON STOCK CNY 1	282,728	0.2
ZHENGZHOU YUTONG BUS CO LTD COMMON STOCK CNY 1	248,549	0.2
SHENZHEN AIRPORT CO COMMON STOCK CNY 1	232,840	0.2
XIAMEN C & D INC COMMON STOCK CNY 1	206,720	0.1
LUXSHARE PRECISION INDUSTRY CO LTD COMMON STOCK	204,463	0.1
HENAN PINGGAO ELECTRIC CO LTD COMMON STOCK CNY 1	198,818	0.1
GUANGSHEN RAILWAY CO LTD COMMON STOCK CNY 1	193,271	0.1
CHINA AVIONICS SYSTEMS CO LTD COMMON STOCK CNY 1	185,922	0.1
NARI TECHNOLOGY CO LTD COMMON STOCK CNY 1	176,838	0.1
SICHUAN HAITE HIGH-TECH CO LTD COMMON STOCK CNY 1	138,070	0.1
SHANGHAI MECHANICAL AND ELECTRICAL INDUSTRY CO LTD	132,801	0.1
Information Technology	**32,089,847**	**19.8**
TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002	8,278,288	5.1
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON	7,700,449	4.7
LARGAN PRECISION CO LTD COMMON STOCK TWD 10	2,170,672	1.3
ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON	1,941,082	1.2
CATCHER TECHNOLOGY CO LTD COMMON STOCK TWD 10	1,638,853	1.0
DELTA ELECTRONICS INC COMMON STOCK TWD 10	1,428,706	0.9
CHIPBOND TECHNOLOGY CORP COMMON STOCK TWD 10	903,615	0.6
PCHOME ONLINE INC COMMON STOCK TWD 10	825,088	0.5
HANGZHOU HIKVISION DIGITAL TECH CO CNY1 A	705,703	0.4
SILICON MOTION TECHNOLOGY CORP ADR USD 0.01	685,451	0.4
AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD	669,582	0.4
NANYA TECHNOLOGY CORP COMMON STOCK TWD 10	561,328	0.3
POWERTECH TECHNOLOGY INC COMMON STOCK TWD 10	502,280	0.3
AISINO CO LTD COMMON STOCK CNY 1	485,247	0.3
WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK	450,651	0.3
HAND ENTERPRISE SOLUTIONS CO LTD COMMON STOCK CNY	331,975	0.2
VTECH HOLDINGS LTD COMMON STOCK HKD 0.05	323,904	0.2
BEIJING THUNISOFT CORP LTD	308,768	0.2
BEIJING EGOVA CO LTD COMMON STOCK CNY 1	295,393	0.2
GUANGZHOU HAIGE COMMUNICATIONS GROUP INC CO COMMON	287,068	0.2
WONDERS INFORMATION CO LTD COMMON STOCK CNY 1	277,246	0.2
SHENZHEN DEREN ELECTRONIC CO LTD COMMON STOCK CNY	247,350	0.2
ZTE CORP COMMON STOCK CNY 1	187,378	0.1
SHENZHEN O-FILM TECH CO LTD COMMON STOCK CNY 1	185,540	0.1
BEIJING TENSYN DIGITAL MARKETING TECHNOLOGY JSC	183,324	0.1
BOE TECHNOLOGY GROUP CO LTD COMMON STOCK CNY 1	167,392	0.1
HUNDSUN TECHNOLOGIES INC COMMON STOCK CNY 1	122,874	0.1
GOERTEK INC COMMON STOCK CNY 1	115,788	0.1
TIANZE INFORMATION INDUSTRY INC COMMON STOCK CNY 1	108,852	0.1

Full portfolio holdings (cont'd)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Materials	**4,126,741**	**2.5**
ANGANG STEEL CO LTD COMMON STOCK HKD 1	655,675	0.4
CHINA STEEL CHEMICAL CORP COMMON STOCK TWD 10	603,672	0.4
JIANGXI COPPER CO LTD COMMON STOCK HKD 1	602,633	0.4
BBMG CORP COMMON STOCK HKD 1	556,985	0.3
QINGHAI SALT LAKE INDUSTRY CO LTD COMMON STOCK CNY	339,814	0.2
BAOSHAN IRON & STEEL CO LTD COMMON STOCK CNY 1	319,945	0.2
SHENZHEN ZHONGJIN LINGNAN NONFEMET CO LTD COMMON	277,306	0.2
HEBEI IRON & STEEL CO LTD COMMON STOCK CNY 1	259,184	0.1
TANGSHAN JIDONG CEMENT CO LTD COMMON STOCK CNY 1	173,255	0.1
ANHUI CONCH CEMENT CO LTD COMMON STOCK CNY 1	172,956	0.1
KINGFA SCI & TECH CO LTD COMMON STOCK CNY 1	165,315	0.1
Telecommunication Services	**6,079,793**	**3.7**
CHINA UNICOM HONG KONG LTD COMMON STOCK HKD 0	1,687,198	1.0
CHINA MOBILE LTD COMMON STOCK HKD 0	1,645,300	1.0
CHINA TELECOM CORP LTD COMMON STOCK HKD 1	1,468,622	0.9
HKT TRUST & HKT LTD STAPLED SECURITY HKD 0.0005	438,849	0.3
CITIC TELECOM INTERNATIONAL HOLDINGS LTD COMMON	424,018	0.3
HKBN LTD COMMON STOCK HKD 0.0001	226,675	0.1
CHINA UNITED NETWORK COMMUNICATIONS LTD COMMON	189,131	0.1
Utilities	**6,192,957**	**3.8**
CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1	1,311,480	0.8
CHINA LONGYUAN POWER GROUP CORP LTD COMMON STOCK	1,261,048	0.8
BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK	1,214,312	0.7
CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD COMMON	939,709	0.6
CHINA YANGTZE POWER CO LTD COMMON STOCK CNY 1	483,686	0.3
SIIC ENVIRONMENT HOLDINGS LTD COMMON STOCK SGD 0	453,357	0.3
GD POWER DEVELOPMENT CO LTD COMMON STOCK CNY 1	390,032	0.2
SDIC POWER HOLDINGS CO LTD COMMON STOCK CNY 1	139,333	0.1
Liquidity	3,875,831	2.4
Net Liquidity	3,875,831	2.4
Grand Total	162,382,926	100.0